                                                                    Exhibit 99.1


                              LETTER OF TRANSMITTAL

                       ANCHOR GLASS CONTAINER CORPORATION

                            OFFER FOR ALL OUTSTANDING
                      11 1/4% FIRST MORTGAGE NOTES DUE 2005
                                 IN EXCHANGE FOR
                      11 1/4% FIRST MORTGAGE NOTES DUE 2005
           WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933
                 PURSUANT TO THE PROSPECTUS DATED _______, 1997

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THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON __________,
  1997 OR SUCH LATER DATE AND TIME TO WHICH THE EXCHANGE OFFER MAY BE EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO THE EXPIRATION DATE.
--------------------------------------------------------------------------------

                              THE BANK OF NEW YORK

 By Registered or Certified Mail:             Facsimile Transmission Number:               By Hand/Overnight Delivery:
                                                      (212) 571-3080
       The Bank of New York                                                                   The Bank of New York
      101 Barclay Street - 7E                (For Eligible Institutions Only)                  101 Barclay Street
     New York, New York  10286                     Confirm by Telephone:                 Corporate Trust Services Window
        Attn: Enrique Lopez                           (212) 815-2742                              Ground Level
             Floor 7E                                                                          Attn: Enrique Lopez
      Reorganization Section                                                                        Floor 7E
                                                                                             Reorganization Section
                                                   For Information Call:
                                                      (212) 815-6333

         Delivery of this letter of transmittal to an address other than as set forth above, or transmission of instructions via facsimile other than as set forth above, does not constitute a valid delivery.

         The undersigned acknowledges that he or she has received the Prospectus dated __________, 1997 (as amended or supplemented from time to time, the "Prospectus") of Anchor Glass Container Corporation, a Delaware corporation (the "Company"), and this Letter of Transmittal (as amended or supplemented from time to time, the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange up to $150,000,000 aggregate principal amount of 11 1/4% First Mortgage Notes due 2005 (the "Exchange Notes") of the Company, for an equal principal amount of the Company's issued and outstanding 11 1/4% First Mortgage Notes due 2005 (collectively, the "Outstanding Notes"). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to those of the Outstanding Notes, except that the Exchange Notes will be registered under the Securities Act of 1933, as amended (the "Securities Act").

         THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         Capitalized terms used but not defined herein have the meanings given to such terms in the Prospectus.

         This Letter of Transmittal is to be completed by holders of Outstanding Notes either if Outstanding Notes are to be forwarded herewith or if tenders of Outstanding Notes are to be made by book-entry transfer to an account maintained by The Bank of New York (the "Exchange Agent") at The Depository Trust Company (the "Book-Entry Transfer Facility" or "DTC") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Notes." Delivery of this Letter of Transmittal and any other required documents should be made to the Exchange Agent.

         If a Holder desires to tender Outstanding Notes pursuant to the Exchange Offer but time will not permit this Letter of Transmittal, certificates representing Outstanding Notes or other required documents to reach the Exchange Agent on or before the Expiration Date, or the procedure for book-entry transfer cannot be completed on a timely basis, such Holder may effect a tender of such Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "Exchange Offer -- Procedures for Tendering Outstanding Notes." See Instruction 2.


         DELIVERY OF DOCUMENTS TO THE BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                     NOTE: SIGNATURES MUST BE PROVIDED BELOW
               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY


         The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

         List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amount of Outstanding Notes should be listed on a separate schedule affixed hereto.

---------------------------------------------------------------------------------------------------------
            DESCRIPTION OF OUTSTANDING NOTES           (1)              (2)                   (3)
---------------------------------------------------------------------------------------------------------
Name(s) and Address(es) of Registered Holder(s)                      Aggregate         Principal Amount
   (Please fill in, if blank)                                        Principal          of Outstanding
                                                   Certificate       Amount of               Notes
                                                    Number(s)*   Outstanding Notes         Tendered
                                                                                     (if less than all)**
                                                 --------------------------------------------------------

                                                 --------------------------------------------------------

                                                 --------------------------------------------------------

                                                 --------------------------------------------------------

                                                 --------------------------------------------------------

---------------------------------------------------------------------------------------------------------
*    Need not be completed if Outstanding Notes are being tendered by book-entry holders.
**   Outstanding Notes may be tendered in whole or in part in denominations of
     $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Outstanding Notes are tendered for exchange in part, the untendered principal amount thereof must be at least $100,000 or any integral multiple of $1,000 in excess thereof. See instruction 3. Unless this column is completed, a holder will be deemed to have tendered the full aggregate principal amount of the Outstanding Notes represented by the Outstanding
     Notes indicated in column 2.
---------------------------------------------------------------------------------------------------------

            (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

      Name of Tendering Institution_____________________________________________

      Account Number____________________________________________________________

      Transaction Code Number___________________________________________________

/ / CHECK HERE AND ENCLOSE A PHOTOCOPY OF THE NOTICE OF GUARANTEED DELIVERY IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE
     FOLLOWING:

      Name(s) of Registered Holder(s)___________________________________________

      Window Ticket Number (if any)_____________________________________________

      Name of Eligible Institution that Guaranteed Delivery_____________________

      Date of Execution of Notice of Guaranteed Delivery________________________

                  If Guaranteed Delivery is to be made by Book-Entry Transfer:

      Name of Tendering Institution_____________________________________________

      Account Number____________________________________________________________

      Transaction Code Number___________________________________________________

/ / CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER SET FORTH ABOVE

/ / CHECK HERE IF YOU ARE A BROKER-DEALER THAT ACQUIRED THE OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

      Name:_____________________________________________________________________

      Address:__________________________________________________________________


Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Outstanding Notes indicated above in exchange for a like aggregate principal amount of Exchange Notes. Subject to, and effective upon, the acceptance for exchange of the Outstanding Notes tendered hereby, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Outstanding Notes.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the tendered Outstanding Notes with the full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), subject to the right of withdrawal described in the Prospectus, to (i) deliver certificates for such Outstanding Notes to the Company and deliver all accompanying evidences of transfer and authenticity to, or upon the order of, the Company and (ii) present such Outstanding Notes for transfer on the books of the Company and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Outstanding Notes, all in accordance with the terms of the Exchange Offer.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Outstanding Notes tendered hereby and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims or proxies. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Outstanding Notes tendered hereby, and the undersigned will comply with its obligations under the Registration Rights Agreement. The undersigned has read and agreed to all of the terms of the Exchange Offer.

         The undersigned agrees that acceptance of any tendered Outstanding Notes by the Company and the issuance of Exchange Notes in exchange therefor will constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company will have no further obligations or liabilities thereunder (except in limited circumstances).

         The name(s) and address(es) of the registered holders of the Outstanding Notes tendered hereby should be printed above, if they are not already set forth above, as they appear on the Outstanding Notes. The Certificate number(s) and the Outstanding Notes that the undersigned wishes to tender should be indicated in the appropriate boxes above.

         The undersigned also acknowledges that this Exchange Offer is being made in reliance on certain interpretive letters by the staff of the Securities and Exchange Commission (the "SEC") to third parties in unrelated transactions. On the basis thereof, the Exchange Notes issued in exchange for the Outstanding Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such Exchange Notes are acquired in the ordinary course of such holders' business and such holders are not participating in, and have no arrangement or understanding with any person to participate in, the distribution of such Exchange Notes. THE UNDERSIGNED ACKNOWLEDGES THAT ANY HOLDER OF OUTSTANDING NOTES USING THE EXCHANGE OFFER TO PARTICIPATE IN A DISTRIBUTION OF THE EXCHANGE NOTES (I) CANNOT RELY ON THE POSITION OF THE STAFF OF THE SEC ENUNCIATED IN ITS INTERPRETIVE LETTER WITH RESPECT TO EXXON CAPITAL HOLDINGS CORPORATION (AVAILABLE APRIL 13, 1989) OR SIMILAR LETTERS AND (II) MUST COMPLY WITH THE REGISTRATION AND PROSPECTUS REQUIREMENTS OF THE SECURITIES ACT IN CONNECTION WITH A SECONDARY RESALE TRANSACTION. If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

         The undersigned represents that (i) it is not an affiliate of either the Company or, if the undersigned is an affiliate of the Company, it will comply with the registration and prospectus requirements of the Securities Act to the extent applicable, (ii) the Exchange Notes are being acquired in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the holder, (iii) the undersigned has not entered into an arrangement or understanding with any other person to participate in the distribution (within the meaning of the Securities Act) of the Exchange Notes,
(iv) the undersigned is not a broker-dealer who purchased the Notes for resale pursuant to an exemption under the Securities Act and (v) the undersigned will be able to trade Exchange Notes acquired in the Exchange Offer without restriction under the Securities Act.

         The Company and the Parent Guarantor have agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 90 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Notes and executing this Letter of Transmittal, agrees that, upon receipt of notice from the Company of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect or which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence of certain other events specified in the Registration Rights Agreement, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Company and the Parent Guarantor have amended or supplemented the Prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Company has given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Company gives such notice to suspend the sale of the Exchange Notes, the 90-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Company has given notice that the sale of Exchange Notes may be resumed, as the case may be.

         The undersigned understands that tenders of the Outstanding Notes pursuant to any one of the procedures described under "The Exchange Offer -- Procedures for Tendering Outstanding Notes" in the Prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Company in accordance with the terms and subject to the conditions set forth herein and in the Prospectus.

         The undersigned recognizes that under certain circumstances set forth in the Prospectus under "The Exchange Offer -- Conditions to the Exchange Offer" the Company will not be required to accept for exchange any of the Outstanding Notes tendered. Outstanding Notes not accepted for exchange or withdrawn will be returned to the undersigned at the address set forth below unless otherwise indicated under "Special Delivery Instructions" below (or, in the case of Outstanding Notes tendered by book-entry transfer, credited to an account maintained by the tendering holder at DTC).

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, the undersigned hereby directs that the Exchange Notes (and, if applicable, any substitute certificates representing Outstanding Notes not exchanged or not accepted for exchange) be issued in the name(s) of the undersigned and be delivered to the undersigned at the address, or, in the case of book-entry transfer of Outstanding Notes, be credited to the account at DTC shown above in the box entitled "Description of Outstanding Notes."

         Holders of the Outstanding Notes whose Outstanding Notes are accepted for exchange will not receive accrued interest on such Outstanding Notes for any period from and after the last Interest Payment Date to which interest has been paid or duly provided for on such Outstanding Notes prior to the original issue date of the Exchange Notes or, if no such interest has been paid or duly provided for, will not receive any accrued interest on such Outstanding Notes, and the undersigned waives the right to receive any interest on such Outstanding Notes accrued from and after such Interest Payment Date or, if no such interest has been paid or duly provided for from and after the original issue date of the Exchange Notes.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Outstanding Notes tendered hereby. All authority herein conferred or agreed to be conferred in this Letter of Transmittal shall survive the death or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, legal representatives, successors and assigns of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and in the instructions contained in this Letter of Transmittal.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OUTSTANDING NOTES" ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL AND DELIVERING SUCH NOTES AND THIS LETTER OF TRANSMITTAL TO THE EXCHANGE AGENT, WILL BE DEEMED TO HAVE TENDERED THE OUTSTANDING NOTES AS SET FORTH IN SUCH BOX ABOVE.

________________________________________________________________________________

                                PLEASE SIGN HERE
                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                   (Complete accompanying Substitute Form W-9)



         X____________________________         Date:  ______________, 1996

         X____________________________         Date:  ______________, 1996
             Signature(s) of Owner

         The above lines must be signed by the registered holder(s) exactly as their name(s) appear(s) on the Outstanding Notes, or by person(s) authorized to become registered holder(s) by a properly completed bond power from the registered holder(s), a copy of which must be transmitted with this Letter of Transmittal. If Outstanding Notes to which this Letter of Transmittal relate are held of record by two or more joint holders, then all such holders must sign this. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then please set forth full title. See Instruction 4.

         Name(s):_______________________________________________________________

         _______________________________________________________________________
                             (Please Type or Print)

         Capacity:______________________________________________________________

         Address:_______________________________________________________________

         _______________________________________________________________________
                              (Including Zip Code)

         Area Code and Telephone Number:________________________________________

         Tax Identification or
         Social Security Number(s):_____________________________________________

                        SIGNATURE GUARANTEE (If required
                                by Instruction 4)

         Signatures Guaranteed
         by an Eligible Institution:____________________________________________
                                              (Authorized Signature)

         _______________________________________________________________________
                                     (Title)

         _______________________________________________________________________
                                 (Name of Firm)

         _______________________________________________________________________
                         (Address and Telephone Number)

         Dated:  _________________, 1997


________________________________________________________________________________

--------------------------------------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above.

Issue Exchange Notes and/or Outstanding Notes to:

Name(s): .......................................................................
                             (PLEASE TYPE OR PRINT)

 ................................................................................
                             (PLEASE TYPE OR PRINT)

Address: .......................................................................

 ................................................................................
                                      (ZIP CODE)

Telephone Number:...............................................................

Tax Identification or
Social Security Number(s):......................................................

                         (COMPLETE SUBSTITUTE FORM W-9)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 4 AND 5)

     To be completed ONLY if certificates for Outstanding Notes not exchanged and/or Exchange Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) on this Letter of Transmittal above or to such person or persons at an address other than shown in the box above entitled "Description of Outstanding Notes."

Deliver Exchange Notes and/or Outstanding Notes to:

Name(s): .......................................................................
                             (PLEASE TYPE OR PRINT)

 ................................................................................
                             (PLEASE TYPE OR PRINT)

Address: .......................................................................

 ................................................................................
                                                         (ZIP CODE)

Telephone Number:...............................................................

Tax Identification or
Social Security Number(s):......................................................

--------------------------------------------------------------------------------

         IMPORTANT: UNLESS GUARANTEED DELIVERY PROCEDURES ARE COMPLIED WITH, THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR OUTSTANDING NOTES AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.       DELIVERY OF THIS LETTER OF TRANSMITTAL AND OUTSTANDING NOTES.

         This Letter of Transmittal is to be used to, and must accompany, (i) all certificates representing Outstanding Notes tendered pursuant to the Exchange Offer and (ii) all tenders or Outstanding Notes made pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Notes." Certificates representing the Outstanding Notes in proper form for transfer, or a timely confirmation of a book-entry transfer of such Outstanding Notes into the Exchange Agent's account at DTC, as well as a properly completed and duly executed copy of this Letter of Transmittal (or facsimile thereof), with any required signature guarantees, a Substitute Form W-9 (or facsimile thereof) and any other documents required by this Letter of Transmittal must be received by the Exchange Agent at its address set forth herein on or before the Expiration Date.

         The method of delivery of this Letter of Transmittal, the Outstanding Notes and all other required documents is at the election and risk of the tendering holders, but delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is recommended that registered mail properly insured, with return receipt requested, be used. In all cases, sufficient time should be allowed to permit timely delivery.

         The Company will not accept any alternative, conditional or contingent tenders. Each tendering holder, by execution of a Letter of Transmittal (or facsimile thereof), waives any right to receive any notice of the acceptance of such tender.

2.       GUARANTEED DELIVERY PROCEDURES.

         If a holder desires to tender Outstanding Notes, but time will not permit a Letter of Transmittal, certificates representing the Outstanding Notes to be tendered or other required documents to reach the Exchange Agent on or before the Expiration Date, or if the procedure for book-entry transfer cannot be completed on or prior to the Expiration Date, such holder's tender may be effected if:

                  (a) such tender is made by or through an Eligible Institution (as defined below);

                  (b) on or before to the Expiration Date, the Exchange Agent has received a properly completed and duly executed Notice of Guaranteed Deliver, substantially in the form made available by the Company (or a facsimile thereof) (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) from such Eligible Institution setting forth the name and address of the holder of such Outstanding Notes, the name(s) in which the Outstanding Notes are registered and the principal amount of Outstanding Notes tendered and stating that the tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, certificates representing the Outstanding Notes to be tendered, in proper form for transfer, or a Book-Entry confirmation, as the case may be, together with a duly executed Letter of Transmittal and any other documents required by this Letter of Transmittal and the instructions hereto, will be deposited by such Eligible Institution with the Exchange Agent; and

                  (c) a Letter of Transmittal (or a facsimile thereof) and certificates representing the Outstanding Notes to be tendered, in proper form for transfer, or a Book-Entry Confirmation, as the case may be, and all other required documents are received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date.

3.       PARTIAL TENDERS AND WITHDRAWAL RIGHTS.

         Tenders of Outstanding Notes will be accepted only in the principal amount of $100,000 and integral multiples of $1,000 in excess thereof, provided that if any Outstanding Notes are tendered for exchange in part, the untendered principal amount thereof must be $100,000 or any integral multiple of $1,000 in excess thereof. If less than all the Outstanding Notes evidenced by any Certificate submitted are to be tendered, fill in the principal amount of Outstanding Notes which are to be tendered in the box entitled "Principal Amount of Outstanding Notes Tendered (if less than all)." In such case, new certificate(s) for the remainder of the Outstanding Notes that were evidenced by your old certificate(s) will only be sent to the holder of the Outstanding Notes (or, in the case of Outstanding Notes tendered pursuant to book-entry transfer, will only be credited to the account at DTC maintained by the holder of the Outstanding Notes) promptly after the Expiration Date. All Outstanding Notes represented by certificates or subject to a Book-Entry Confirmation delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

         Any holder who has tendered Outstanding Notes may withdraw the tender by delivering written notice of withdrawal (which may be sent by facsimile) to the Exchange Agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must specify (i) the person named in the Letter of Transmittal as having tendered the Outstanding Notes to be withdrawn, (ii) the certificate numbers of the Outstanding Notes to be withdrawn, (iii) the principal amount of Outstanding Notes to be withdrawn, (iv) a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged and (v) the name of the registered holder of such Outstanding Notes and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) by which such Outstanding Notes were tendered, or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Outstanding Notes being withdrawn. If Outstanding Notes have been tendered pursuant to the procedures for book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Notes," the notice of withdrawal must specify the name and number o the account at DTC to be credited with the withdrawal of Outstanding Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written, telegraphic, telex or facsimile transmission. Withdrawals of tenders of Outstanding Notes may not be rescinded. Outstanding Notes properly withdraw will not be deemed validly tendered for purposes of the Exchange Offer, but may be retendered at any subsequent time on or prior to the Expiration Date by following any of the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering Outstanding Notes." The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal.

         All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Company, and such determinations will be final and binding on all parties. Neither the Company nor the Exchange Agent shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification.

4. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered holder of the Outstanding Notes tendered herewith, the signature must correspond exactly with the name as written on the face of the certificates without any alteration, enlargement or change whatsoever.

         If any tendered Outstanding Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered Outstanding Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are names in which tendered Outstanding Notes are registered.

         If this Letter of Transmittal is signed by the registered holder, and Exchange Notes are to be issued and any untendered or unaccepted principal amount of Outstanding Notes are to be reissued or returned to the registered holder, then the registered holder need not and should not endorse any tendered Outstanding Notes nor provide a separate bond power. In any other case, the registered holder must either properly endorse the Outstanding Notes tendered or transmit a properly completed separate bond power with this Letter of Transmittal (in either case, executed exactly as the name of the registered holder appears on such Outstanding Notes), with the signature on the endorsement or bond power guaranteed by an Eligible Institution, unless such certificates or bond powers are signed by an Eligible Institution.

         If this Letter of Transmittal or any Outstanding Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and submit with this Letter of Transmittal evidence satisfactory to the Company of their authority to so act.

         The signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed unless the Outstanding Notes surrendered for exchange pursuant thereto are tendered (i) by a registered holder (which term, for purposes of this document, shall include any participant in DTC whose name appears on the register of holders maintained by the Company as owner of the Outstanding Notes) who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" in this Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by a commercial bank or trust company located or having an office or correspondent in the United States, or by a member firm of a national securities exchange or the National Association of Securities Dealers, Inc., or by a member of a signature medallion program such as "STAMP" (any of the foregoing being referred to herein as an "Eligible Institution"). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Company in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Institution.

5.       SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

         Tendering holders of Outstanding Notes should indicate in the applicable box the name and address or account at DTC to which Exchange Notes issued pursuant to the Exchange Offer and/or substitute Outstanding Notes for principal amounts not tendered or not accepted for exchange are to be issued, sent or deposited if different from the name and address or account of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. If no such instructions are given, any Exchange Notes will be issued in the name of, and delivered to, the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal, and any Outstanding Notes not accepted for exchange will be returned to the name and address (or account at DTC, in the case of any tender by book-entry transfer) of the person signing this Letter of Transmittal.

6.       BACKUP FEDERAL INCOME TAX WITHHOLDING AND SUBSTITUTE FORM W-9.

         Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rate of 31%. In order to avoid such backup withholding, each tendering holder should complete and sign the Substitute Form W-9 included in this Letter of Transmittal and either (a) provide the correct taxpayer identification number ("TIN") and certify, under penalties of perjury, that the TIN provided is correct and that (i) the holder has not been notified by the Internal Revenue Service (the "IRS") that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (ii) the IRS has notified the holder that the holder is no longer subject to backup withholding; or (b) provide an adequate basis for exemption. If the tendering holder has not been issued a TIN and has applied for one, or intends to apply for one in the near future, such holder should write "Applied For" in the space provided for the TIN in Part I of the Substitute Form W-9, sign and date the Substitute Form W-9 and sign the Certificate of Payee Awaiting Taxpayer Identification Number. If "Applied For" is written in Part I, the Company (or the Paying Agent under the Indenture governing the Exchange Notes) will retain 31% of payments made to the tendering holder during the 60-day period following the date of the Substitute Form W-9. If the holder furnishes the Exchange Agent or the Company with its TIN within 60-days after the date of the Substitute Form W-9, the Company (or the Paying Agent) will remit such amounts retained during the 60-day period to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent or the Company with its TIN within such 60-day period, the Company (or the Paying Agent) will remit such previously retained amounts to the IRS as backup withholding. In general, if a holder is an individual, the taxpayer identification number is the Social Security Number of such individual. If the Exchange Agent or the Company is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the IRS. Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. In order for a foreign individual to qualify as an exempt recipient, such holder must submit a statement (generally, IRS Form W-8), signed under penalties of perjury, attesting to that individual's exempt status. Such statements can be obtained from the Exchange Agent. For further information concerning backup withholding and instructions for completing the Substitute Form W-9 (including how to obtain a taxpayer identification number if you do not have one and how to complete the Substitute Form W-9 if Outstanding Notes are registered in more than one name), consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute From W-9.

         Failure to complete the Substitute Form W-9 will not, by itself, cause Outstanding Notes to be deemed invalidly tendered, but may require the Company (or the Paying Agent) to withhold 31% of the amount of any payments made on account of the Exchange Notes. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

7.       TRANSFER TAXES.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Outstanding Notes to it or its order pursuant to the Exchange Offer. If, however, Exchange Notes and/or substitute Outstanding Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered holder of the Outstanding Notes tendered herewith, or if tendered Outstanding Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Outstanding Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

         Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Outstanding Notes specified in this Letter of Transmittal.

8.       WAIVER OF CONDITIONS.

         The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

9.       NO CONDITIONAL TENDERS.

         No alternative, conditional, irregular or contingent tenders of Outstanding Notes or transmittals of this Letter of Transmittal will be accepted. All tendering holders of Outstanding Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Outstanding Notes for exchange.

         Neither the Company, the Exchange Agent nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

10.      INADEQUATE SPACE.

         If the space provided herein is inadequate, the aggregate principal amount of Outstanding Notes being tendered and the certificate number or numbers (if applicable) should be listed on a separate schedule attached hereto and separately signed by all parties required to sign this Letter of Transmittal.

11.      MUTILATED, LOST, STOLEN OR DESTROYED OUTSTANDING NOTES.

         If any certificate has been lost, mutilated, destroyed or stolen, the holder should promptly notify The Bank of New York at 101 Barclay Street (7
East), New York, New York 10286, telephone (212) 815-2742. The holder will then be instructed as to the steps that must be taken to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the Outstanding Notes have been replaced.

12.      REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

13.      VALIDITY OF TENDERS.

         All questions as to the validity, form, eligibility (including time of receipt) and acceptance of tendered Outstanding Notes will be determined by the Company, in its sole discretion, which determination will be final and binding. The Company reserves the right to reject any and all Outstanding Notes not validly tendered or any Outstanding Notes, the Company's acceptance of which may, in the opinion of the Company or counsel to the Company, be unlawful. The Company also reserves the right to waive any conditions of the Exchange offer or defects or irregularities in tenders of Outstanding Notes as to any ineligibility of any holder who seeks to tender Outstanding Notes in the Exchange Offer, whether or not similar conditions or irregularities are waived in the case of other holders. The interpretation of the terms and conditions of the Exchange offer (including this Letter of Transmittal and the instructions hereto) by the Company shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Outstanding Notes must be cured within such time as the Company shall determine. The Company will use reasonable efforts to give notification of defects or irregularities with respect to tenders of Outstanding Notes, but neither the Company nor the Exchange Agent shall incur any liability for failure to give such notification.

14. ACCEPTANCE OF TENDERED OUTSTANDING NOTES AND ISSUANCE OF EXCHANGE NOTES; RETURN OF OUTSTANDING NOTES.

         Subject to the terms and conditions of the Exchange Offer, the Company will accept for exchange all validly tendered Outstanding Notes as soon as practicable after the Expiration Date and will issue Exchange Notes therefor as soon as practicable thereafter. For purposes of the Exchange Offer, the Company shall be deemed to have accepted tendered Outstanding Notes when, as and if the Company has given written and oral notice thereof to the Exchange Agent. If any tendered Outstanding Notes are not exchanged pursuant to the Exchange Offer for any reason, such unexchanged Outstanding Notes will be returned, without expense, to the name and address shown above or, if Outstanding Notes have been tendered by book-entry transfer, to the account at DTC shown above, or at a different address or account at DTC as may be indicated under "Special Delivery Instructions."

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 6)
                PAYOR'S NAME: ANCHOR GLASS CONTAINER CORPORATION

===========================================================================================================================
SUBSTITUTE FORM W-9                   PART I--TAXPAYER IDENTIFICATION
                                      NUMBER
Department of the Treasury                                                        -------------------------------------
Internal Revenue Service              Enter your taxpayer identification          Social Security Number
                                      number in the appropriate box.  For
                                      most individuals, this is your social                         OR
                                      security number.  If you do not have
                                      a number, see how to obtain a
                                      "TIN" in the enclosed Guidelines.           -------------------------------------
                                                                                  Employer Identification Number
                                      NOTE: If the account is in more
                                      than one name, see the chart on
                                      page 2 of the enclosed Guidelines to
                                      determine what number to give.
                                    ---------------------------------------------------------------------------------------
                                      PART II--FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING (SEE ENCLOSED
                                      GUIDELINES)
                                    ---------------------------------------------------------------------------------------
Payor's Request for Taxpayer          CERTIFICATION--UNDER THE PENALTIES OF PERJURY, I
Identification Number (TIN)           CERTIFY THAT:
and Certification                     (1)  the number shown on this form is my correct Taxpayer Identification
                                           Number (or I am waiting for a number to be issued to me), and

                                      (2)  I am no subject to backup withholding either because
                                           I have not been notified by the Internal Revenue
                                           Service (the "IRS") that I am subject to backup
                                           withholding as a result of a failure to report all
                                           interest or dividends or the IRS has notified me that
                                           I am no longer subject to backup withholding.

                                      SIGNATURE                                 DATE
                                               --------------------------------     ------------------

---------------------------------------------------------------------------------------------------------------------------
Certificate Guidelines--You must cross out Item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out Item (2).
===========================================================================================================================

         CERTIFICATION OF PAYEE AWAITING TAXPAYER IDENTIFICATION NUMBER

      I certify, under penalties of perjury, that a Taxpayer Identification Number has not been issued to me and that I mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office (or I intend to mail or deliver an application in the near future). I understand that if I do not provide a Taxpayer Identification Number to the payor, 31% of all payments made to me on account of the Exchange Notes shall be retained until I provide a Taxpayer Identification Number to the payor and that, if I do not provide my Taxpayer Identification Number within 60 days, such retained amounts shall be remitted to the Internal Revenue Service as a backup withholding and 31% of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a Taxpayer Identification Number.


      SIGNATURE                                              DATE
               -------------------------------------------       ---------------

         NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.